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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 22, 2003



                                AMERUS GROUP CO.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         IOWA                        000-30898                    42-1458424
------------------------      ------------------------       -------------------
(State of incorporation)      (Commission file number)        (I.R.S. employer
                                                             identification no.)


           699 WALNUT STREET
            DES MOINES, IOWA                                     50309-3948
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip code)



                                 (515) 362-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                                Page 1 of 4 Pages

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                           Index to Exhibits on Page 4
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ITEM 5. OTHER EVENTS

       On May 22, 2003, AmerUS Group Co. (the "REGISTRANT") issued a press release announcing that it has priced $125 million of mandatorily convertible securities (PRIDESSM). Exhibit 99.1 is a copy of such press release and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits.

            Exhibit Number                              Item
            --------------                              ----

                 99.1 Announcement that Registrant has priced $125 million of mandatorily convertible securities (PRIDESSM) contained in the press release issued by the Registrant on May 22, 2003.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AmerUs Group Co.
                                         (Registrant)



Dated: May 22, 2003
                                         By: /S/ Melinda S. Urion
                                             -------------------------
                                             Melinda S. Urion
                                             Executive Vice President and
                                             Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBIT
-------                    ----------------------

  99.1 Announcement that Registrant has priced $125 million of mandatorily convertible securities (PRIDESSM) contained in the press release issued by the Registrant on May 22, 2003.